                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [ ]       FILED BY A PARTY OTHER THAN THE REGISTRANT [X]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                NAME OF COMPANY
                                Cott Corporation

                                NAME OF COMPANY
                                     Bowne

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                                COTT CORPORATION
                                 PROXY CIRCULAR
                              AS OF MARCH 20, 2000


                  INFORMATION REGARDING SOLICITATION OF PROXIES



SOLICITATION OF PROXIES

     This Proxy Circular is furnished in connection with the solicitation of proxies by the Management and the Board of Directors of Cott Corporation (the "Company") for use at the Annual Meeting of shareowners of the Company to be held at 9:30 a.m. on May 3, 2000 at the du Maurier Theatre Centre, 231 Queen's Quay West, Toronto, Ontario, Canada. The purposes of the Annual Meeting are set forth in the notice of meeting accompanying this Proxy Circular. The solicitation will be made primarily by mail but proxies may be solicited personally or by telephone by regular employees of the Company. The cost of the solicitation of proxies will be borne by the Company.

     Shareowner proposals for the Company's 2001 Annual Meeting of shareowners must be received at the Company's principal executive office, 207 Queen's Quay West, Suite 340, Toronto, Ontario, Canada M5J 1A7 (the "Company's Executive Office"), Attention: Secretary, at least ninety days before May 3, 2001, to be considered for inclusion in the Company's proxy statement and the form of proxy for such meeting.

     All dollar amounts in this Proxy Circular are in United States dollars, unless otherwise stated.

APPOINTMENT AND REVOCATION OF PROXIES

     The persons named in the enclosed form of proxy are directors or officers of the Company. EACH SHAREOWNER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREOWNER), OTHER THAN THE INDIVIDUALS NAMED IN THE ENCLOSED FORM OF PROXY, TO REPRESENT SUCH SHAREOWNER AT THE MEETING. Such right may be exercised by striking out the names of the persons designated in the form of proxy and by inserting such other person's name in the space provided or by completing another proper form of proxy, and, in either case, delivering the form of proxy to the Secretary of the Company, c/o Montreal Trust Company, 1800 McGill College Avenue, Montreal, Quebec, Canada, H3A 3K9, before the meeting or giving it to the Chairman of the meeting at the meeting or any adjournment of the meeting.

     A shareowner executing a proxy may revoke it by instrument in writing executed by the shareowner or by his duly authorized attorney or, if the shareowner is a corporation, under its corporate seal or by a duly authorized officer or attorney of the corporation, and depositing it either at the Company's Executive Office (Attention: Secretary), at any time up to and including the last business day preceding the day of the meeting, or any adjournment of the meeting, or, as to any matter on which a vote has not already been cast pursuant to the authority conferred by the proxy, by depositing such instrument with the Chairman of the meeting at the meeting or any adjournment of the meeting. A shareowner may also revoke the proxy in any manner permitted by law.

EXERCISE OF DISCRETION OF PROXIES

     The shares represented by properly executed proxies received by management will be voted or withheld from voting in accordance with the directions of the shareowners appointing them. IN THE ABSENCE OF ANY DIRECTION TO THE CONTRARY, SUCH SHARES WILL BE VOTED: (A) FOR THE ELECTION OF DIRECTORS; AND (B) FOR THE APPOINTMENT OF AUDITORS AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THEIR REMUNERATION, IN EACH CASE AS DESCRIBED IN THIS PROXY CIRCULAR. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to matters not specifically mentioned in the notice of meeting but which may properly come before the meeting or any adjournment of the meeting and with respect to amendments or variations of matters identified in the notice of meeting. Management of the Company knows of no such amendments, variations or other matters to come before the meeting other than the matters referred to in the notice of meeting and routine matters incidental to the conduct of the meeting. If any further or other business is properly brought before the meeting, it is intended that such other business will be voted upon in such manner as the person appointed as proxy then considers to be proper.

                   VOTING SHARES AND PRINCIPAL OWNERS THEREOF

     As of March 20, 2000, 59,837,392 Common Shares and 4,000,000 Second Preferred Shares, Series 1 ("Preferred Shares") of the Company were outstanding and entitled to be voted at the meeting of shareowners. Each Common Share carries the right to one vote at the meeting. Each Preferred Share carries the right to vote on an as converted basis. As of March 20, 2000, each Preferred Share is entitled to 1.3896774 votes per share. Owners of Common Shares and Preferred Shares as of record at the close of business on March 28, 2000 will be entitled to vote at the meeting, except to the extent that ownership of any such shares has been transferred after that date and the transferee of those shares establishes proper ownership and demands, not later than ten days before the meeting, to be included in the list of shareowners eligible to vote at the meeting, in which case, such transferee is entitled to vote such shares at the meeting.

     The following table sets forth the persons who, based upon publicly filed and available documents, as of March 20, 2000, beneficially owned or exercised control or direction over shares carrying more than 5% of the votes attached to each class of voting shares of the Company, the approximate number of such shares and the percentage of shares of each class of shares of the Company entitled to vote at the meeting represented by the number of shares so owned, controlled or directed:

               TABLE OF VOTING SHARES AND PRINCIPAL OWNERS THEREOF



                                                                                                                 PERCENTAGE OF
                                                                                                                COMBINED COMMON
                                                                                       NUMBER OF COMBINED          SHARES AND
                                                                                       COMMON SHARES AND        PREFERRED SHARES
                               NATURE OF            NUMBER AND          PERCENTAGE      PREFERRED SHARES       (ASSUMING EXERCISE
      NAME AND ADDRESS         OWNERSHIP         CLASS OF SHARES         OF CLASS    (ASSUMING EXERCISE OF       OF OPTIONS AND
                               OR CONTROL                                            OPTIONS AND CONVERSION      CONVERSION OF
                                                                                      OF PREFERRED SHARES       PREFERRED SHARES
                                                                                     HELD BY THE SHAREOWNER)       HELD BY THE
                                                                                                                  SHAREOWNER)
-------------------------     ----------        --------------------     -------     -----------------------    ----------------
Thomas H. Lee Equity Fund     Direct,               8,030,119 Common      13.4%            16,508,887                24.2%
IV, L.P. (1) (2) (5)          Beneficial         3,212,047 Preferred      80.3%
75 State Street               Ownership
26th Floor
Boston, MA
U.S.A.  02109

THL Equity Advisors IV,       Indirect             11,457,903 Common      28.4%            21,583,694                30.9%
LLC(2) (3) (5)                Control or         3,835,996 Preferred      95.9%
75 State Street               Beneficial
26th Floor                    Ownership
Boston, MA
U.S.A.  02109

Thomas H. Lee(2) (4)(5)       Indirect             11,867,912 Common      29.1%            22,426,621                31.9%
75 State Street               Control or         4,000,000 Preferred       100%
26th Floor                    Beneficial
Boston, MA                    Ownership
U.S.A.  02109

Legg Mason, Inc. (6)          Indirect              6,936,512 Common      11.6%            6,936,512                 11.6%
100 Light Street              Control or
P.O. Box  1476                Beneficial
Baltimore, MD                 Ownership
U.S.A.  21203-1476

Nancy Pencer, Stephen         Indirect              4,079,808 Common       6.8%            4,079,808                  6.8%
Halperin and Fraser Latta
as trustees of the Nancy
Pencer Spouse Trust(7)
Toronto, Ontario

____________
[FN]
(1) Thomas H. Lee Equity Fund IV, L.P. (the "Fund") also has options to purchase 4,015,059 Common Shares pursuant to an option agreement in favor of the THL Entities (as defined below) from the Family Shareholders (as defined below).

(2) Pursuant to an agreement dated November 3, 1999 between the Company and THL, THL has, on its own behalf and on behalf of related and affiliated entities to THL (including Advisors and Equity Fund) (the "THL Entities"), granted to the Chairman of the Board of the Company a proxy to vote that number of voting shares of the Company to ensure that at no time will the THL Entities have voting rights in respect of more than 35% of the outstanding voting shares of the Company, calculated on a fully diluted basis. THL, on its own behalf and on behalf of the THL Entities, has also agreed not to exercise any options to acquire additional Common Shares of the Company if, after giving effect to such exercise, the THL Entities would have the power to vote or hold more than 35% of the outstanding voting shares of the Company, calculated on a fully diluted basis.

(3) THL Equity Advisors IV, LLC ("Advisors") may be deemed to have indirect beneficial ownership of 9,089,991 Common Shares and 3,835,996 Preferred Shares owned by Thomas H. Lee Equity Fund IV, L.P. ("Equity Fund"), Thomas
     H. Lee Foreign Fund IV, L.P. ("Foreign Fund") and Thomas H. Lee Foreign Fund IV-B, L.P. ("Foreign Fund B") in the aggregate, as the general partner of each of the foregoing entities. Advisors, pursuant to a voting agreement with Granite 95 Holdings, Inc., Granite LB Limited, 151797 Canada Inc. and 151793 Canada Inc. (collectively the "Family Shareholders") has the right to vote 4,467,912 Common Shares owned by such entities and thus may be deemed to have an indirect beneficial ownership of such shares. Advisors, pursuant to a Stockholders Agreement with Paine Webber Capital and PW Partners 1997, L.P. (the "PW Entities") has the right to vote 500,000 Common Shares and 200,000 Preferred Shares owned by the PW Entities, and thus may be deemed to have indirect beneficial ownership of such shares. As a result of the foregoing relationships, Advisors may also be deemed to have indirect beneficial ownership of options to purchase 4,794,995 Common Shares.

_______________
[FN]

(4) Thomas H. Lee ("THL") may be deemed to have an indirect beneficial ownership of 9,089,991 Common Shares and 3,835,996 Preferred Shares owned by Equity Fund, Foreign Fund and Foreign Fund B as a result of serving as the General Director of Advisors, the general partner of such entities. THL may also be deemed to have indirect beneficial ownership of 4,467,912 Common Shares owned by the Family Shareholders as a result of being General Director of Advisors, which in turn has the right to vote the Common Shares owned by the Family Shareholders. THL may also be deemed to have indirect beneficial ownership of 140,252 Common Shares and 56,104 Preferred Shares owned by THL Coinvestors III-A, LLC, of which THL serves as the Managing Member. THL may also be deemed to have an indirect beneficial ownership of 52,319 Common Shares and 20,928 Preferred Shares owned by Thomas H. Lee Charitable Investment Partnership of which THL serves as general partner. As a result of the foregoing relationships, THL may also be deemed to have indirect beneficial ownership of options to purchase 5,000,000 Common Shares.

(5) The number and percentage of Common Shares, Preferred Shares and combined Common Shares and Preferred Shares held by each of the Fund, Advisors and THL are calculated, in part, by aggregating the Common Shares, Preferred Shares and options (pursuant to the Voting Agreement with the Family Shareholders) exercisable into Common Shares owned by them or over which they exercise control or direction. Due to various ownership, contractual and management relationships among the Fund, Advisors and THL described above, the number and percentage of shares held by each of them is partially duplicative and should therefore be considered individually and not cumulatively.

(6) Direct, registered ownership is held by the following subsidiaries of Legg Mason, Inc.: Legg Mason Fund Adviser, Inc., Legg Mason Wood Walker, Inc., Legg Mason Capital Management, Inc., and Legg Mason Trust, fsb.

(7) Nancy Pencer, Fraser Latta and Stephen Halperin, as trustees of the Nancy Pencer Spouse Trust (the "Spouse Trust") have indirect control over 4,079,808 Common Shares through the Spouse Trust's holdings of various private corporations; 3,279,808 of these shares are subject to the Voting Agreement discussed in footnote 5 above. The Spouse Trust may also be deemed to have control or direction over 2,400,000 Common Shares owned by Penbro Limited Partnership of which the Spouse Trust indirectly owns and controls the general partner; 800,000 of these shares are included in the 4,079,808 total above, representing the Spouse Trust's indirect one-third interest as a limited partner of Penbro Limited Partnership.


                                     QUORUM

     A quorum for the transaction of business at the meeting is at least two persons personally present, each being a shareowner entitled to vote at the meeting or a duly appointed proxy for an absent shareowner so entitled, and persons holding or representing not less than one-third of the total number of votes attaching to the shares of the Company entitled to vote at the meeting.

                              ELECTION OF DIRECTORS

     Unless such authority is withheld, the persons named in the enclosed form of proxy intend to vote for the election of the eleven nominees to the Board of Directors whose names are set forth below. All of the nominees are now members of the Board of Directors and have been since the dates indicated. Management does not contemplate that any of the nominees will be unable to serve as a director but, if that should occur for any reason, the persons named in the enclosed form of proxy reserve the right to vote for one or more other nominees in their discretion, unless the shareowner has specified in the proxy that such shareowner's shares are to be withheld from voting in the election of directors. Each director elected will hold office until the next annual election of directors, unless his term of office ends earlier in accordance with the by-laws.

     As of March 20, 2000, the executive officers and directors, as a group (24 individuals) beneficially own 4,720,645 Common Shares (7.61% of Common Shares outstanding) and 86,972 Preferred Shares (3.02% of Preferred Shares outstanding) (including for purposes of calculating Common Shares, the Common Shares underlying the Preferred Shares and options to acquire beneficial ownership of 2,067,670 Common Shares that are vested or will vest on or before May 19, 2000). The figures in this paragraph include the shares reported below with respect to each of the nominees and the Named Executive Officers and should be read in conjunction with the footnotes to such disclosure.

     The following table and the notes thereto set forth the name and age of each director, each of whom is a nominee, all major positions and offices with the Company presently held by such person, the year in which he became a director of the Company, the number of Common Shares and Preferred Shares of the Company beneficially owned by him or over which he exercises control or direction as of March 20, 2000 (determined in accordance with the immediately preceding paragraph) and the names of those public companies of which he is also a director. Each nominee has been engaged in the occupation or employment described immediately next to his name for more than 5 years, except where indicated.

                               TABLE OF DIRECTORS

                                                                                                         PREFERENCE
                           MAJOR POSITIONS AND OFFICES                 COMMON SHARES                       SHARES         PERCENTAGE
    NAME (AND AGE)            WITH THE COMPANY AND        DIRECTOR   BENEFICIALLY OWNED,  PERCENTAGE   BENEFICIALLY OWNED   OF CLASS
                              PRINCIPAL OCCUPATION         SINCE       CONTROLLED OR       OF CLASS      CONTROLLED OR
                                                                        DIRECTED(1)                       DIRECTED(1)
    --------------            --------------------        --------   -------------------  ----------   ------------------   --------
Colin J. Adair (2)         Director; Director, Merrill      1986         184,900 (2)         0.31%             -                 -
(57)                       Lynch Canada, Inc.
                           (investment dealer)

John Bennett               Director; Chief Executive        1998          10,000             0.02%             -                 -
(54)                       Officer, Benvest Capital Inc.
                           (merchant bank) (3)

C. Hunter Boll(4)          Director; Principal Managing     1998         447,020 (6)         0.74%        86,972 (6)          2.17%
(44)                       Director, Thomas H. Lee
                           Partners, L.P. (securities
                           investment partnership) (5)

Serge Gouin                Chairman of the Company; Vice    1986         277,650 (7)         0.46%             -                -
(57)                       Chairman, Salomon Smith
                           Barney Canada, Inc.
                           (investment dealer) (7)

Thomas M. Hagerty(4)       Director; Principal Managing     1998         447,020 (6)         0.74%        86,972 (6)        2.17%
(37)                       Director, Thomas H. Lee
                           Partners, L.P. (securities
                           investment partnership) (8)

Stephen H. Halperin(4)(9)  Director; Partner, Goodman       1992          45,000             0.08%             -               -
(50)                       Phillips & Vineberg (law
                           firm) (10)

David V. Harkins(4)        Director; Principal Managing     1998         447,020 (6)         0.74%        86,972 (6)        2.17%
(58)                       Director, Thomas H. Lee
                           Partners, L.P. (securities
                           investment partnership) (11)

True H. Knowles            Director; Corporate Director     1996          85,000 (12)        0.14%             -               -
(63)

Fraser D. Latta(9)         Vice-Chairman of the Company;    1991       1,434,066 (13)        2.34%             -               -
(45)                       Corporate Director(13)

Donald G. Watt             Director; Chairman,              1992          21,628             0.04%             -               -
(64)                       The Watt Group Inc.
                           (marketing and design company)

Frank E. Weise III         Director; President and Chief    1998       1,149,794 (14)        1.89%             -               -
(55)                       Executive Officer of the
                           Company

(1) The information as to shares of each nominee beneficially owns or over which he exercises control or direction, not being within the knowledge of the Company, has been furnished by the nominees.

(2) Prior to a company merger that took place on September 18, 1998, Mr. Adair held the position of Senior Vice President and Resident Director at Midland Walwyn, Inc. Includes the right to acquire an additional 50,000 Common Shares of the Company on or before May 19, 2000 pursuant to the exercise of options granted under the Company's Common Share Option Plan.

(3)  Mr. Bennett is a director of Benvest Capital Inc. and CMN International
     Inc.

(4) Pursuant to an agreement between the Company and the THL Entities, the Company has agreed to cause to be nominated for election to the board of directors up to four nominees of the THL Entities. Messrs. Halperin, Boll, Hagerty and Harkins are the nominees of the THL Entities.

(5) Mr. Boll is a director of Big V Supermarkets, Inc., United Industries Corporation, TransWestern Publishing LP, Freedom Securities Corp. and Metris Companies, Inc.

(6) Held indirectly through THL-Coinvestors III-B, LLC. Messrs. Boll, Hagerty and Harkins disclaim beneficial ownership of such shares except to the extent of their pecuniary interest in THL-Coinvestors III-B, LLC. For the purposes of calculating the number of Common Shares beneficially owned, each Preferred Share held is assumed to have been converted into Common Shares and each option held is assumed to have been exercised. Each Preferred Share has been assumed to have been converted into 1.3896774 Common Shares.

(7) Mr. Gouin is a director of Astral Communications Inc., Cossette Communication Group Inc., Onex Corporation, Siemens Canada Limited and Toon Boom Technologies Inc. Includes the right to acquire an additional 50,000 Common Shares of the Company on or before May 19, 2000 pursuant to the exercise of options granted under the Company's Common Share Option Plan.

(8) Mr. Hagerty is a director of Metris Companies, Inc., Freedom Securities Corp. and Syratech Corporation.

(9) Messrs Halperin and Latta, together with Nancy Pencer, serve as trustees of the Spouse Trust which has indirect control over 4,079,808 Common Shares through the Spouse Trust's holdings of various private corporations; 3,279,808 of these shares are subject to the Voting Agreement. The Spouse Trust may also be deemed to have control or direction over 2,400,000 Common Shares owned by Penbro Limited Partnership, of which the Spouse Fund indirectly owns and controls the general partner; 800,000 of these Common Shares, representing the Spouse Trust's indirect one-third interest as a limited partner of Penbro Limited Partnership, are included in the 4,079,808 total above.

(10) Mr. Halperin is a director of AT & T Canada Inc.

(11) Mr. Harkins is a director of First Security Services Corp., Conseco, Inc., Fisher Scientific International, Inc., Freedom Securities Corp., Metris Companies, Inc., Stanley Furniture Company, Inc. and Syratech Corporation.

(12) Includes the right to acquire an additional 75,000 Common Shares of the Company on or before May 19, 2000 pursuant to the exercise of options granted under the Company's Common Share Option Plan.

(13) Mr. Latta is a director of The Rose Corporation. Includes the right to acquire an additional 50,000 Common Shares of the Company on or before May 19, 2000 pursuant to the exercise of options granted under the Company's Common Share Option Plan.

(14) Includes the right to acquire an additional 913,901 Common Shares of the Company on or before May 19, 2000 pursuant to the exercise of options granted under the Company's Common Share Option Plan.

                             APPOINTMENT OF AUDITORS

     Unless such authority is withheld, the persons named in the enclosed form of proxy intend to vote at the annual meeting of shareowners for the appointment of PricewaterhouseCoopers LLP, Chartered Accountants, 145 King Street West, Toronto, Ontario, M5H 1V3, as auditors of the Company to hold office until the close of the next annual meeting of shareowners, and to authorize the directors of the Company to fix their remuneration.

     One or more representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.

                     INDEBTEDNESS OF DIRECTORS AND OFFICERS

     As of March 20, 2000, the aggregate indebtedness to the Company and its subsidiaries of all officers, directors and employees of the Company not entered into in connection with the purchase of securities of the Company or any of its subsidiaries was (Cdn.) $457,372.

     The particulars of certain of such indebtedness are set out below(1):

   TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

   NAME AND PRINCIPAL POSITION           INVOLVEMENT OF COMPANY        LARGEST AMOUNT OUTSTANDING      AMOUNT OUTSTANDING AS AT
                                             OR SUBSIDIARY                DURING 1999 (CDN. $)         MARCH 20, 2000 (CDN. $)
   ---------------------------           ----------------------        --------------------------      ------------------------
Paul Richardson                            Loan from Company                  $220,000                        $220,000(2)
Executive Vice President
Global Procurement and
Innovation



(1) For US regulatory purposes, separate disclosure is required for executive officers and directors, and members of their immediate families, who are indebted to the Company for amounts in excess of $60,000. For Canadian regulatory purposes, separate disclosure is required for any director, executive officer or senior officer who is indebted to the Company for an amount in excess of (Cdn.) $25,000, which is not considered routine indebtedness. Routine indebtedness includes loans that are fully secured by a mortgage against the debtor's residence.

(2) The loan is partially secured against Common Shares of the Company, is repayable on demand and bears a zero rate of interest.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Seven of the directors, Colin J. Adair, W. John Bennett, C. Hunter Boll, Serge Gouin, Thomas M. Hagerty, David V. Harkins and True Knowles are unrelated and outside directors, as they are neither members of management nor possess any interest, business or other relationship (other than interests and relationships arising from shareholdings) which is capable of inhibiting the performance of their fiduciary duties to the Company. Stephen H. Halperin is an outside director but, as a partner in a law firm which provides ongoing legal services to the Company, may be considered to be a related director. Fraser D. Latta is an unrelated and outside director but was (prior to August 1998) a member of senior management of the Company. Donald G. Watt is an outside director but, as Chairman of The Watt Group Inc., which has a 10 year creative services agreement with the Company, may be considered to be a related director. Frank E. Weise is a related inside director as he is an employee and officer of the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act"), and regulations of the Securities and Exchange Commission ("SEC") thereunder require the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's Common Shares, as well as certain affiliates of such persons, to file initial reports of ownership and monthly transactions reports covering any changes in ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors and persons owning more than 10% of the Company's Common Shares are required by SEC regulations to furnish the Company with all such reports they file. The Company became a domestic issuer under United States securities laws after the end of its fiscal year ending January 1, 2000. Accordingly, the filing requirements in
Section 16(a) of the Act were not applicable to the Company's executive officers, directors and owners of more than 10% of the Company's Common Shares in that fiscal year.

                            EXECUTIVE SHARE OWNERSHIP

     The following table sets forth information concerning the beneficial ownership of Common Shares as of March 20, 2000 in respect of each of the individuals who were at January 1, 2000 the Chief Executive Officer and the other four most highly compensated executive officers (the "Named Executive Officers") of the Company and its subsidiaries:


     NAME, AGE AND PRINCIPAL POSITION                           COMMON SHARES
                                                              BENEFICIALLY OWNED
     --------------------------------                           -------------
     Frank E. Weise III (55)
     President and Chief Executive Officer                      1,149,794(1)

     Mark Benadiba (46)
     Executive Vice President,                                    380,000(2)
     President, Cott Beverages Canada

     David G. Bluestein (54)
     Executive Vice President,                                    162,500(3)
     President, Cott Beverages USA

     Paul R. Richardson (43)
     Executive Vice President,                                    136,000(4)
     Global Procurement & Innovation

     Raymond P. Silcock (49)
     Executive Vice President and                                 120,000(5)
     Chief Financial Officer

(1) Includes the right to acquire an additional 913,901 Common Shares of the Company on or before May 19, 2000 pursuant to the exercise of options granted under the Company's Common Share Option Plan.

(2) Includes the right to acquire an additional 330,000 Common Shares of the Company on or before May 19, 2000 pursuant to the exercise of options granted under the Company's Common Share Option Plan.

(3) Includes the right to acquire an additional 112,500 Common Shares of the Company on or before May 19, 2000 pursuant to the exercise of options granted under the Company's Common Share Option Plan.

(4) Includes the right to acquire an additional 96,500 Common Shares of the Company on or before May 19, 2000 pursuant to the exercise of options granted under the Company's Common Share Option Plan.

(5) Includes the right to acquire an additional 60,000 Common Shares of the Company on or before May 19, 2000 pursuant to the exercise of options granted under the Company's Common Share Option Plan.


     For information on the Identification of Executive Officers, see "Executive Officers of the Company" in Part III found on page 12 of the Company's "Annual Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934", for fiscal year ended January 1, 2000, which is incorporated into this Proxy Circular by reference.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation earned for services rendered during each of the last three financial years in respect of the Named Executive Officers of the Company and its subsidiaries:

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                              ANNUAL COMPENSATION                         COMPENSATION
                                      --------------------------------------    ----------------------------------
                                                                                        AWARDS
                                                                                -----------------------
                                                                                SECURITIES
                                                                OTHER ANNUAL      UNDER      RESTRICTED                ALL OTHER
  NAME AND PRINCIPAL     YEAR          SALARY        BONUS(2)   COMPENSATION     OPTIONS      SHARES OR      LTIP    COMPENSATION(5)
       POSITION           (1)           ($)             ($)          (3)         GRANTED     RESTRICTED    PAYOUTS        ($)
                                                                                 (#) (4)     SHARE UNITS
  ------------------     ----          ------        --------   ------------     -------      ---------      ----    ---------------

Frank E. Weise III       1999          435,000        425,000       - - -         250,000       - - -       - - -      429,159 (6)
President and Chief
Executive Officer        1998          240,425 (7)    175,000       - - -       1,300,000       - - -       - - -          943
                         1997            - - -        - - -         - - -         - - -         - - -       - - -        - - -

Mark Benadiba            1999          301,500        301,500       - - -          50,000       - - -       - - -      301,847 (8)
Executive Vice
President,               1998          273,502        - - -         - - -          50,000       - - -       - - -          391
President, Cott
Beverages Canada         1997          319,303        - - -         - - -         115,000       - - -       - - -          561


David G. Bluestein       1999          360,000        350,000       - - -         175,000       - - -       - - -      410,777 (9)
Executive Vice
President,               1998           91,538        255,278       - - -         200,000       - - -       - - -          707
President, Cott
Beverages USA            1997            - - -        - - -         - - -         - - -         - - -       - - -        - - -

Paul R. Richardson       1999          330,000        160,000       - - -          50,000       - - -       - - -      220,354 (10)
Executive Vice
President, Global        1998          302,549 (7)     50,000       - - -         - - -         - - -       - - -
Procurement &                                                                                                          322,534 (11)
Innovation               1997          333,683        - - -         - - -         108,000       - - -       - - -          943

Raymond P. Silcock       1999          285,000        275,000       - - -         100,000       - - -       - - -      275,957 (12)
Executive Vice
President and Chief      1998           76,154        163,693       - - -         100,000       - - -       - - -
Financial Officer                                                                                                          650
                         1997            - - -        - - -         - - -         - - -         - - -       - - -        - - -

(1) The year 1999 refers to the fiscal year that ended January 1, 2000. Upon the amalgamation of the Company and certain of its wholly-owned subsidiaries on January 3, 1999, the fiscal year end of the Company was changed to the Saturday closest to December 31 in each year. Accordingly, the year 1998 refers to the eleven month period that ended January 2, 1999. The year 1997 refers to the fiscal year that ended January 31, 1998.

(2) "Bonus" includes the bonus payable under the Company's Executive Incentive Compensation Plan for Company Executives. The bonuses were earned in 1999 but paid in 2000. See heading "Compensation Principles".

(3) The value of perquisites and benefits for each Named Executive Officer is less than the lesser of (Cdn.) $50,000 and 10% of total annual salary and bonus.

(4) Granted pursuant to the Cott Corporation Common Share Option Plan, 1986 as amended. All outstanding unvested options immediately vest upon a change of control as defined in the Plan.

(5) Figures in this column include premiums paid by the Company or its subsidiaries for term life insurance for each Named Executive Officer.

(6) Includes $425,000, which has been paid to a Trustee to purchase shares on behalf of the Named Executive Officer which will vest over a three year period pursuant to the "1999 Executive Incentive Share Compensation Plan", under heading "Long Term Incentives".

(7) Includes contributions made to the 401(K) plan for which disclosure was not required in respect of 1997 and 1998, when the Company was a foreign issuer under United States securities law and accordingly was not required to report such amounts.

(8) Includes $301,500, which has been paid to a Trustee to purchase shares on behalf of the Named Executive Officer which will vest over a three year period pursuant to the "1999 Executive Incentive Share Compensation Plan", under heading "Long Term Incentives".

(9) Includes $350,000, which has been paid to a Trustee to purchase shares on behalf of the Named Executive Officer which will vest over a three year period pursuant to the "1999 Executive Incentive Share Compensation Plan", under heading "Long Term Incentives" and a relocation allowance of $58,333.

(10) Includes $160,000, which has been paid to a Trustee to purchase shares on behalf of the Named Executive Officer which will vest over a three year period pursuant to the "1999 Executive Incentive Share Compensation Plan", under heading "Long Term Incentives" and a relocation allowance of $59,658.

(11) Includes a one-time payment of $320,000 for termination of a prior employment agreement. The restructured employment agreement was not entered into until after the 1998 proxy filing date.

(12) Includes $275,000, which has been paid to a Trustee to purchase shares on behalf of the Named Executive Officer which will vest over a three year period pursuant to the "1999 Executive Incentive Share Compensation Plan", under heading "Long Term Incentives".


     The following table sets forth individual grants of stock options during the fiscal year ended January 1, 2000 to the Named Executive Officers to whom options were granted:

         OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

                                          % OF TOTAL
                            SECURITIES     OPTIONS                           MARKET VALUE                           POTENTIAL
                               UNDER      GRANTED TO       EXERCISE OR       OF SECURITIES                     REALIZABLE VALUE AT
           NAME               OPTIONS     EMPLOYEES         BASE PRICE        UNDERLYING        EXPIRATION        ASSUMED ANNUAL
                            GRANTED(3)        IN         (CDN.$/SECURITY)   OPTIONS ON THE         DATE           RATES OF STOCK
                               (#)        FINANCIAL                          DATE OF GRANT                      PRICE APPRECIATION
                                             YEAR                           (CDN.$/SECURITY)                     FOR OPTION TERM
                                                                                                               5%($)     10%($)
------------------          ----------   -----------     ----------------     --------------   ------------    --------------------
Frank E. Weise III            250,000(4)      21.5%          5.95(1)           5.95(1)          May 6, 2006     415,908    969,242
Mark Benadiba                  50,000          4.3%          5.95(1)           5.95(1)          May 6, 2006      83,182    193,848
David G. Bluestein            175,000         15.1%          5.95(1)           5.95(1)          May 6, 2006     291,136    678,470
Paul R. Richardson             25,000         2.15%          5.95(1)           5.95(1)          May 6, 2006      41,591     96,924
                               25,000         2.15%          6.00(2)           6.00(2)         Oct 14, 2006      41,207     96,030
Raymond P. Silcock            100,000          8.6%          5.95(1)           5.95(1)          May 6, 2006     166,363    387,697
TOTAL                         625,000         53.7%

(1) (US) $4.09 based upon conversion at an exchange rate of 1.456 at the date of grant.

(2) (US) $4.05 based upon conversion at an exchange rate of 1.4819 at the date of grant.

(3) These options, unless otherwise expressly indicated, have a seven year term and are exercisable (on a cumulative basis) as to 30% of the optioned shares on or after the first anniversary of the date of the grant, 30% of the optioned shares on or after the second anniversary of the date of the grant and an additional 40% of the optioned shares on or after the third anniversary of the date of the grant.

(4) Options held by Mr. Weise to acquire 41,680 Common Shares were exercisable as of November 6, 1999, the six month anniversary of the date of the grant. Options to acquire an additional 6,944 Common Shares are exercisable, on a cumulative basis, on the sixth day of each month for 30 months following November 6, 1999.

     The following table sets forth, in respect of the Named Executive Officers, details of all exercises of options during the fiscal year ended January 1, 2000 and the number and value of unexercised options on an aggregated basis as at such date:

  AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR
                      AND FINANCIAL YEAR-END OPTION VALUES


                                                                                                     VALUE OF UNEXERCISED
                            SECURITIES      AGGREGATE VALUE        UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS AT
    NAME                   ACQUIRED ON        REALIZED               JANUARY 1, 2000                  JANUARY 1, 2000
                             EXERCISE           (CDN.$)                     (#)                            (CDN.$)
                                (#)                              EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
------------------         -----------      ---------------      -------------------------        -------------------------
Frank E. Weise III               -                 -                  698,626/851,374               374,404/1,550,595(1)
Mark Benadiba                    -                 -                   315,000/85,000                       0/385,000(2)
David G. Bluestein               -                 -                   60,000/315,000                     0/1,347,500(3)
Paul R. Richardson               -                 -                   64,000/146,000                       0/385,000(4)
Raymond P. Silcock               -                 -                   30,000/170,000                       0/770,000(5)

(1) 259,283/1,073,819 if converted to USD as of January 1, 2000 at rate of $1.444.

(2)  0/266,620 if converted to USD as of January 1, 2000 at the above rate.

(3)  0/933,172 if converted to USD as of January 1, 2000 at the above rate.

(4)  0/266,620 if converted to USD as of January 1, 2000 at the above rate.

(5)  0/533,241 if converted to USD as of January 1, 2000 at the above rate.



     TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITY AND EXECUTIVE EMPLOYMENT CONTRACTS

     Each of the Named Executive Officers is a party to an agreement with the Company that calls for, among other things, certain payments to be made to such Named Executive Officer upon the termination of his employment without cause.

     Frank E. Weise has an employment agreement with the Company which expires on January 31, 2002 and which provides for an annual base salary at a rate not less than the amount reported in the Summary Compensation Table for 1999. Mark Benadiba, David G. Bluestein and Raymond P. Silcock have individual contracts of employment with the Company for an unspecified term, which also provide for annual base salaries at rates not less than the amounts reported in the Summary Compensation Table for 1999. Each of these agreements provides for the payment to the applicable Named Executive Officer of bonuses consistent with market and industry standards from time to time and which are based upon the achievement of agreed upon criteria established from time to time by the Human Resources and Compensation Committee. The agreements also provide for customary allowances and perquisites. The Company provides both short-term and long term incentive programs in which each of the Named Executive Officers participates. Subject to the terms of the employment contracts for the respective Named Executive Officers, the level of participation is determined by the Human Resources and Compensation Committee at their sole discretion and varies by Named Executive Officer.

     Upon termination of Mr. Weise's employment without cause or upon a deemed termination, Mr. Weise shall be entitled to receive from the Company severance equal to the greater of: (a) two times the average of his base salary and bonuses over the prior two years; and (b) his base salary and bonuses (based on prior years) over the balance of the term. In the event Mr. Weise's employment is terminated without cause or is deemed terminated following a change of control (defined to mean any person or group of persons acquiring more than 50% of the outstanding voting shares of the Company, a sale by the Company of all or substantially all of the Company's undertakings and assets or the voluntary liquidation, dissolution or winding-up of the Company), Mr. Weise shall be entitled to receive a payment equal to 36 months of his base salary, continuation of his benefits for a period of 36 months (or a cash equivalent) and the average of the bonuses paid to him over the prior two years.

     In the event of Mr. Benadiba's termination without cause (other than by reason of Mr. Benadiba's death) or deemed termination, within three years following July 8, 1998 (the "Window Period"), Mr. Benadiba is entitled to receive two times his base salary, bonuses and the cash value of benefits and perquisites during the previous 12 months. If Mr. Benadiba voluntarily terminates his employment at the end of the Window Period, Mr. Benadiba shall be entitled to receive his base salary and bonus and the cash value of benefits and perquisites during the previous 12 months.

     In the event of the termination of Mr. Bluestein or Mr. Silcock for any reason other than just cause, they will receive a severance payment equal to 24 months base salary and bonuses and car allowances and the cash value of his benefits (excluding short and long term disability and out of country benefits) for such 24 month period.

     Mr. Richardson's agreement provides that his employment may be terminated by either himself or the Company at any time on 30 days written notice. Upon such termination or upon Mr. Richardson's death, Mr. Richardson will receive a severance payment equal to 24 months base salary and bonuses plus the cash value of all benefits and perquisites and the average of any other remuneration during the previous 24 month period. This agreement with Mr. Richardson replaced a triggered termination agreement that would have paid Mr. Richardson three times his average annual salary, bonus and benefits during the two years prior to the trigger date. One-third of that payment was made to Mr. Richardson during fiscal 1999 and is reported in the Summary Compensation Table.

HUMAN RESOURCES AND COMPENSATION COMMITTEE.

     The members of the Human Resources and Compensation Committee of the Board of Directors (the "Committee") are Colin J. Adair (Chairman), David V. Harkins and Stephen H. Halperin. None of the members of the Committee is an officer or employee of the Company or any of its subsidiaries.

REPORT ON EXECUTIVE COMPENSATION.

     The Committee, within the parameters of the existing arrangements described below, is responsible for, among other things, reviewing and determining the annual salary, options, bonus and other compensation levels of the Chief Executive Officer of the Company and, following discussions with the Chief Executive Officer of the Company and after receiving his recommendations, the other executive officers of the Company.

COMPENSATION PRINCIPLES.

     The Company is committed to the philosophy of partnership and to sharing the benefits of success with those who help the Company grow. The Company's strength and ability to sustain growth is based on an organization which perceives people as its single most important asset. The Committee's philosophy is to provide sufficient compensation opportunities for executives of the Company in order to attract, retain and motivate the best possible management team to lead the Company in the achievement of both its short and long-term performance goals. The Committee believes that compensation significantly based on performance is more likely to enhance the continuing financial success of the Company, which leads to the improvement of shareowner value. In furtherance of these goals, the Company has adopted an annual bonus plan, an employee share option plan, an employee share purchase savings plan and an executive share incentive plan to increase the risk/reward ratio of its executive compensation program, to focus management on long-term strategic issues, and to align management's interests with those of the shareowners of the Company in the sustained growth of shareowner value.

COMPENSATION ELEMENTS AND DETERMINATION PROCESS.

     Compensation for executive officers of the Company consists of a base salary, opportunities for bonus cash compensation, and long-term compensation in the form of stock options, a share purchase savings plan and an executive incentive share compensation plan. Each of the Named Executive Officers has a written agreement with the Company (see "Termination of Employment, Change in Responsibilities and Executive Employment Contracts"). In respect of the base salary of these executives, the Committee's role is to determine the increase, if any, that would be appropriate. The Company's arrangement with each of the executives described under "Termination of Employment, Change in Responsibilities and Executive Employment Contracts" was negotiated between management and each of them and approved by the Committee. In reviewing and determining executive compensation, the Committee examines each component individually as well as total compensation as a whole. Each executive officer's compensation is determined with reference to an assessment of relevant industry norms, experience, past performance, level of responsibility and personal requirements and expectations. Salary levels are reviewed periodically and adjustments may be made, if warranted, after an evaluation of executive and company performance, salary increase trends in the Company's geographic marketplace, current salary competitive positioning, and any increase in responsibilities assumed by the executive. To aid in its assessments and with its ongoing responsibilities, the Committee has, from time to time, retained independent consultants to advise on compensation matters. As noted above, in appropriate circumstances, cash compensation may be augmented by the payment of bonuses with the intention that overall compensation be more closely aligned to an individual's performance, or the profitability of the business unit for which the individual is accountable.

LONG-TERM INCENTIVES.

     The Committee considers long-term incentives to be an essential component of executive compensation to ensure a proper balance between short and long-term considerations and the enhancement of shareowner value.

Option Plan.

     Under the Company's 1986 Common Share Option Plan, as amended (the "Option Plan") an aggregate of 12,000,000 Common Shares (less the number of Common Shares in respect of which other compensation related options have been granted) are reserved for issuance to eligible directors, senior officers, employees and service providers of the Company and its subsidiaries. The grant of options and the issuance of shares under the Option Plan are subject to the following limitations: (i) the number of Common Shares subject to outstanding options may not exceed 10% of the Common Shares of the Company outstanding from time to time; (ii) the aggregate number of shares reserved for issuance to any one person pursuant to options granted under the Option Plan and any other share compensation arrangement shall not exceed 5% of the aggregate number of Common Shares outstanding on the date of grant; (iii) the aggregate number of Common Shares which may be issued, within a one year period, pursuant to options granted under the Option Plan and any other share compensation arrangement (A) to insiders, shall not exceed 10% of the aggregate number of Common Shares outstanding on the date of grant, and (B) to any one insider, together with such insider's associates, shall not exceed 5% of the aggregate number of Common Shares outstanding on the date of grant, excluding, in each case, Common Shares issued pursuant to share compensation arrangements over the preceding one year period. Options to acquire Common Shares are granted at the closing price on The Toronto Stock Exchange on the last trading day preceding the date of grant. Options are non-transferable and have a term of not more than ten years. If a participant ceases to be a director, senior officer, employee or service provider of the Company, all unexercised options of such participant will expire on the earlier of: (i) the expiry date of such options; (ii) 60 days following the date the participant ceases to be a director, officer, employee or service provider (the "termination date"), or in the event of the death of a participant, 365 days following the date of the death of such participant; and
(iii) subject to regulatory approval, 4 years from the date of total and permanent disability or the retirement of a participant, and then only with respect to options that are vested as of the termination date (and all unvested options vest upon the death of a participant). Eligibility to participate in the Option Plan, the number of shares for which options are granted, and the vesting period for each option are determined by the Committee. As of March 20, 2000, there were approximately 712 holders of options under the Option Plan.

Share Purchase Savings Plan.

     The Company maintains an employee share purchase savings plan (the "Purchase Plan") which is available to regular full-time and part-time Canadian employees who have completed three months of continuous employment. Under the Purchase Plan, employees contribute, through payroll deductions, a maximum of 3% of their base salary or regular earnings. These contributions are used to purchase shares of the Company on the open market. The Company matches two-thirds of the contributions made by an employee and these contributions are also used to purchase shares of the Company on the open market. Shares purchased with the contributions of the Company vest over five years in 20% increments per year, so long as an employee maintains his or her original contribution in the Purchase Plan.

Executive Incentive Share Compensation Plan.

     The Committee established the 1999 Executive Incentive Share Compensation Plan (the "Incentive Plan") for the purpose of rewarding certain employees of the Company, as designated by the Committee, for exceeding one hundred percent (100%) of their respective annual performance objectives (the "Annual Objectives").

     The Company contributes an amount (as determined appropriate by the Committee) to a trust on behalf of Participants in the Incentive Plan who exceed their Annual Objectives. The trust is administered by a third party at arm's length from the Company. The trust purchases the Company's Common Shares on the open market, equal to the total amount contributed by the Company. Once purchased, the trustee determines the number of Common Shares acquired on behalf of each Participant based upon the amount contributed to the trust on behalf of each Participant.

     Subject to the provisions of the Incentive Plan, the Common Shares in the trust vest over a period of three years in favor of those Participants in respect of whom the amount was originally contributed: 30% of the Common Shares attributed to a Participant vest on January 1st of each of the two years immediately following the year in which Common Shares were purchased on behalf of the Participant and 40% vest on January 1st of the 3rd year following the year in which the Common Shares were purchased on behalf of the Participant. Subject to the provisions of the Incentive Plan, if the employment of a Participant is terminated prior to the final vesting of the Common Shares attributed to such Participant, such Participant's unvested Common Shares shall, unless the Committee determines otherwise, be reallocated in favor of those Participants in respect of whom the amount was originally contributed.

SUMMARY

     The Committee is ultimately responsible for determining, affirming or amending the level and nature of executive compensation of the Company. The Committee has access, at the expense of the Company, to independent, outside compensation consultants for both advice and competitive data for the purpose of making such determinations. The Committee believes that the compensation policies and programs as outlined above ensure that levels of executive compensation truly reflect the performance of the Company, thereby serving the best interests of the shareowners.

     Submitted by the Human Resources and Compensation Committee.

COLIN J. ADAIR, Chairman
DAVID V. HARKINS
STEPHEN H. HALPERIN

                       SHAREOWNER RETURN PERFORMANCE GRAPH

     The following graph shows changes over the past five year period in the value of (Cdn.) $100 (assuming reinvestment of dividends) invested in: (1) the Company's Common Shares; (2) The Toronto Stock Exchange's 300 Total Return Index; and (3) a peer group of publicly traded companies in the bottling industry comprised of Coca-Cola Enterprises Inc., Coca-Cola Bottling Co. Consolidated, National Beverage Corp. and Whitman Corporation. The closing price of the Company's Common Shares as of December 31, 1999 on The Toronto Stock Exchange was (Cdn.) $7.70 and on NASDAQ was $5.25.

DATE                            JAN-95        JAN-96            JAN-97           JAN-98          DEC-98           DEC-99
----                            ------        ------            ------           ------          ------           ------
COTT COMMON SHARES               100             67                86              99               43               60
TSE 300 INDEX                    100            124               156             176              173              228
PEER GROUP                       100            134               217             311              366              207

                            COMPENSATION OF DIRECTORS

     The total amount paid to directors in their capacity as such during the fiscal year ended January 1, 2000 was (Cdn.) $239,831 (including a (Cdn.) $100,000 annual retainer paid to the Chairman of the Board). Such outside directors (other than the Chairman) are entitled to be paid an annual fee of (Cdn.) $15,000. Outside directors (other than the Chairman) are also entitled to receive (Cdn.) $1,000 per board meeting attended in person or (Cdn.) $500 per board meeting attended via telephone. Outside directors (other than the Chairman) are also entitled to receive an annual fee of (Cdn.) $1,000 per committee meeting attended in person or (Cdn.) $500 per committee meeting attended via telephone or in conjunction with a board meeting. Directors are reimbursed for their travelling expenses in connection with board or committee meeting attendance. Committee Chairmen are entitled to receive (Cdn.) $3,000 as an annual retainer. During the fiscal year that ended January 1, 2000, Mr. Halperin did not receive the annual fee or per meeting fees described above. He was compensated for the time he spent at Board and Committee meetings and any related preparatory and follow up work, along with any related disbursements, through billings submitted by his law firm to the Company. Commencing in 2000, Mr. Halperin will be entitled to the same compensation as the other outside directors. (See "Composition of the Board").

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

     The Company provides insurance for the benefit of the directors and officers of the Company and its subsidiaries against liability incurred by them in these capacities. The current annual policy limit is $35,000,000.

Protection is provided to directors and officers for wrongful acts or omissions done or committed during the course of their duties as such. The insurance excludes from coverage illegal acts and acts which result in personal profit. Under the policy, individual directors and officers are reimbursed for losses incurred in their capacities as such, subject to a deductible of $2,000,000 for securities claims suits arising in the United States, and $250,000 for all other claims. The deductible is the responsibility of the Company. The annual premium of $92,505 was paid by the Company.

                              CORPORATE GOVERNANCE

GENERAL

     The Toronto Stock Exchange (the "Exchange") has adopted a series of guidelines for effective corporate governance (the "Guidelines") and has required listed companies annually to disclose their approach to corporate governance and the conformity of their corporate governance practices with the Guidelines. The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members. The Board of Directors of the Company (the "Board") is committed to instituting and maintaining such policies, procedures and organizational structures as are required to ensure that its corporate governance approach best serves the interests of all shareowners.

     The statements set out below identify the corporate governance practices adopted by the Company which are consistent with the Guidelines, except where otherwise indicated.

BOARD RESPONSIBILITY FOR STEWARDSHIP OF THE COMPANY

     The Board has explicitly assumed responsibility for the stewardship of the Company, including, in this regard: (i) the adoption of a strategic planning process; (ii) the identification of the principal risks for the Company and the implementation of appropriate risk management systems; (iii) succession planning and monitoring of senior management; (iv) ensuring that the Company has in place a communications policy to enable it to communicate effectively with shareowners, other stakeholders and the public generally; and (v) the integrity of the Company's internal control and management information systems. All decisions materially affecting the Company, its business and operations, including long-term strategic and operational planning must be approved by the Board prior to implementation. Each year management prepares a statement of objectives, plans, performance standards and policies for the Company, which is submitted to the Corporate Governance Committee and the full Board for their review and approval prior to implementation.

     In order to effectively discharge its responsibilities, the Board has established from its membership, three committees: the Audit Committee, the Human Resources and Compensation Committee and the Corporate Governance Committee. Each Board member is entitled to retain independent consultants, at the expense of the Company, to assist them in carrying out their functions with the Company. During 1999, the Board met 11 times.

COMPOSITION OF THE BOARD

     The Guidelines recommend that a majority of the directors be "unrelated". According to the Guidelines, an "unrelated" director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Company, other than interests and relationships arising from shareholding. The Guidelines also recommend that the board should include a number of directors who do not have interests in or relationships with either the Company or any significant shareowner of the Company and which fairly reflect the investment in the Company by shareowners other than any significant shareowner. The Board believes that it is appropriately constituted to meet the Guidelines in these respects.

     The articles of the Company permit a minimum of three and a maximum of fifteen directors. Currently, the Board is comprised of eleven individuals, a number that the Board considers to be adequate given the size of the Company and the nature of its shareowner constituency.

     Although three (3) of the nominees of the Board, Messrs. Harkins, Boll and Hagerty, are officers of Thomas H. Lee Company, a shareowner holding a significant equity interest in the Company, the Board believes that it is properly constituted to fairly reflect the investment of all shareowners in the Company.

BOARD CHAIRMAN SEPARATE FROM MANAGEMENT

     Neither the Chairman nor the Vice-Chairman of the Board of the Company is a member of management. At all meetings of the Board and Committees of the Board, the opportunity exists for any outside Board member to request that all members of management, including management Directors, be excused so that any matter may be discussed without any representative of management being present.

FUNCTIONING OF THE BOARD INDEPENDENT OF MANAGEMENT

     The Guidelines suggest that every board should have in place appropriate structures and procedures to ensure that the board can function independently of management. Through each of the Human Resources and Compensation Committee, the Corporate Governance Committee and the Audit Committee, with the mandates described below, a structure has been put in place to so enable the Board to function independent of management. The Board oversees the establishment and function of all Committees, the appointment of their members and their conduct.

     The Human Resources and Compensation Committee

     The Human Resources and Compensation Committee is comprised of three directors, Colin J. Adair (Chairman), Stephen H. Halperin and David V. Harkins. Mr. Adair and Mr. Harkins are unrelated, outside directors. Mr. Halperin may be considered to be a related director (see heading "Certain Relationships and Related Transactions"). The terms of reference of the Human Resources and Compensation Committee include reviewing and recommending the level of compensation for senior officers and directors of the Company, including the Chief Executive Officer, and reviewing and approving incentive compensation to be allocated to employees of the Company, including such senior officers and for reviewing the compensation to members of the Board. The Human Resources and Compensation Committee has also been charged with the responsibility of annually reviewing and reporting to the Board on the organizational structure of the Company and ensuring that an appropriate succession plan is in place. The Human Resources and Compensation Committee met on 6 occasions during fiscal 1999.

     The Corporate Governance Committee

     The Corporate Governance Committee is comprised of three directors. Serge Gouin (Chairman) and Thomas M. Hagerty are unrelated outside directors. Stephen
H. Halperin may be considered to be a related director as indicated above. The Corporate Governance Committee is responsible for developing and monitoring the Company's approach to corporate governance issues in general. Specifically, the Corporate Governance Committee has been given responsibility for:

- reviewing and recommending changes to the mandates of the other committees of the Board;

-    ensuring compliance with and a response to the Guidelines;

- identifying and nominating new members to the Board and its committees, and as such functions as a nominating committee;

-    educating new members of the Board as to the business of the Company;

- monitoring and assessing the individual and collective effectiveness of the Board;

- monitoring the relationship between management of the Company and the Board and recommending any areas for improvement; and

- reviewing the written objectives of the Chief Executive Officer of the Company and providing guidance as to the development of corporate strategies.

     The Corporate Governance Committee considers suggestions as to nominees for directors from any source, including any shareowner. Recommendations for nominations by shareowners should be submitted to the Company's Secretary at the Company's Executive Office. The Corporate Governance Committee met on two (2) occasions during 1999.

     The Audit Committee

     The Audit Committee is comprised of three directors, C. Hunter Boll (Chairman), Fraser Latta and W. John Bennett, each of whom is an unrelated outside director. Quarterly and annual financial statements of the Company are reviewed by the Audit Committee and discussed with management and form the basis of formal reports thereon to the entire Board. The Audit Committee is also responsible for monitoring the Company's internal accounting controls and information gathering systems, including those relating to the statutory obligations of the Company and for reviewing the performance and the remuneration of the Company's independent auditors. In fulfilling its responsibilities, the Audit Committee is in direct communication with those responsible for the Company's finances and independent external auditors to discuss specific matters, if needed. The Audit Committee met on six (6) occasions during fiscal 1999.

ALLOCATION OF RESPONSIBILITIES BETWEEN THE BOARD AND MANAGEMENT

     There is no specific mandate for the Board, since the Board has plenary power. Any responsibility which is not delegated to senior management or a committee of directors remains with the full Board. The Board has approved a job description for the Chief Executive Officer which specifically outlines the responsibilities of this position. One such responsibility of the Chief Executive Officer is to prepare on behalf of management a written statement of management's objectives, plans, standards of performance and policies. This report is reviewed and approved by each of the Human Resources and Compensation Committee and the entire Board.

BOARD'S EXPECTATIONS OF MANAGEMENT

     The Board expects management to pursue the following objectives: (i) produce timely, complete and accurate information on the Company's operations and business as well as on any other specific matter which might, in its opinion, have material consequences for the Company and its shareowners; (ii) act on a timely basis and make appropriate decisions with regard to the Company's operations, in accordance with all the relevant requirements and obligations and in compliance with the Company's policies, with a view to increasing shareowner value; (iii) apply a rigorous budget process and closely monitor the Company's financial performance in terms of the annual budget approved by the Board; and (iv) develop and implement the Company's strategic plan in light of trends in market.

SHAREOWNER COMMUNICATIONS

     The Company seeks to maintain a transparent and accessible exchange of information with all of its shareowners and other stakeholders with regard to the Company's business and performance, subject to the requirements of all applicable laws and any other limitations of a legal or contractual nature. In addition to the required public filings, the Company regularly distributes information to its shareowners and the investment community through quarterly reports, annual reports and press releases as appropriate from time to time.

     Questions, comments and suggestions, either verbal or in writing, may be addressed directly to the Company at its Executive Office or may be addressed directly to the attention of members of senior management at the Company's annual meetings.


                      AVAILABILITY OF DISCLOSURE DOCUMENTS

     The Company will provide to any person or company, upon request to its Secretary, a copy of:

     (a) the annual information form of the Company for the fiscal year ended January 1, 2000, together with a copy of any document or pertinent pages of any document, incorporated therein by reference;

     (b) the comparative financial statements of the Company for the fiscal year ended January 1, 2000, and the report of its auditors thereon;

     (c)  this Proxy Circular; and

     (d) the Company's Annual Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended January 1, 2000.


                                    APPROVAL

     The contents of this Proxy Circular and the sending thereof have been approved by resolution of the Board of Directors of the Company.







March 21, 2000                         MARK R. HALPERIN
                                       Senior Vice-President,
                                       General Counsel and Secretary

                          C O T T C O R P O R A T I O N

                                      PROXY

     THIS PROXY IS SOLICITED BY MANAGEMENT AND THE BOARD OF DIRECTORS AND SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND THE PROXY CIRCULAR.

The undersigned owner of Common Shares of COTT CORPORATION (the "Company") hereby appoints Serge Gouin, or failing him, Frank E. Weise, or

                                 (* see Note 1)

as proxy for the undersigned to attend, act and vote on behalf of the undersigned at the ANNUAL MEETING OF SHAREOWNERS of the Company to be held on the 3rd day of May, 2000 and at every adjournment thereof in the same manner, to the same extent and with the same powers as if the undersigned were present at the said meeting or any adjournments thereof and without limiting the general authorization and powers hereby given, each of the persons named as proxy is specifically directed to vote as follows:

1.   VOTE FOR [ ] OR WITHHOLD [ ] from voting for the election of directors;

2. VOTE FOR [ ] OR WITHHOLD [ ] from voting for the appointment of auditors and the authorization of the directors to fix their remuneration;

3. in his/her discretion with respect to amendments or variations to matters identified above or upon such other matters as may properly come before the Meeting;


hereby revoking any proxy previously given.

                          C O R P O R A T I O N C O T T

                                   PROCURATION

     LA PRESENTE PROCURATION EST SOLLICITEE PAR LA DIRECTION ET LE CONSEIL D'ADMINISTRATION ET DOIT ETRE LUE A LA LUMIERE DE L'AVIS DE L'ASSEMBLEE ET DE LA CIRCULAIRE DE SOLLICITATION DE PROCURATIONS CI-JOINTS.

Le soussigne, porteur d'actions ordinaires de CORPORATION COTT (la << societe >>), constitue par les presentes Serge Gouin, ou a defaut, Frank E. Weise ou

                               (* voir la Note 1)

a titre de fonde de pouvoir du soussigne afin d'assister, d'agir et de voter en son nom a l'ASSEMBLEE ANNUELLE DES ACTIONNAIRES de la societe devant etre tenue le 3 mai 2000 et a toute assemblee de reprise, de la meme maniere, dans la meme mesure et avec les memes pouvoirs que si le soussigne etait lui-meme present a ladite assemblee ou a toute assemblee de reprise; toutefois, sans nullement limiter la portee generale du mandat et des pouvoirs conferes par les presentes, le soussigne donne expressement a chacune des personnes nommees a titre de fondes de pouvoir instructions d'exercer ses droits de vote de la facon indiquee ci-dessous :


1. VOTER POUR [ ] OU S'ABSTENIR DE VOTER [ ] a l'egard de l'election des administrateurs;

2. VOTER POUR [ ] OU S'ABSTENIR DE VOTER [ ] a l'egard de la nomination des verificateurs et de l'autorisation des administrateurs a fixer leur remuneration;

3. a sa discretion a l'egard des modifications aux questions indiquees ci-dessus ou a l'egard de toute autre question qui pourrait etre regulierement soumise aux deliberations de l'assemblee;

et revoque par les presentes toute procuration donnee anterieurement.

*NOTE 1 : VOUS AVEZ LE DROIT DE NOMMER, POUR VOUS REPRESENTER A L'ASSEMBLEE ANNUELLE DES ACTIONNAIRES, UNE AUTRE PERSONNE (QUI N'EST PAS TENUE D'ETRE ELLE-MEME UN ACTIONNAIRE) QUE LES PERSONNES DESIGNEES PAR LA DIRECTION. SI VOUS DESIREZ CONSTITUER A TITRE DE FONDE DE POUVOIR UNE AUTRE PERSONNE QUE SERGE GOUIN OU FRANK E. WEISE, LES PERSONNES DESIGNEES PAR LA DIRECTION, VOUS DEVEZ BIFFER LEURS NOMS ET INSCRIRE DANS L'ESPACE PREVU A CETTE FIN LE NOM DE LA PERSONNE QUE VOUS DESIREZ CONSTITUER COMME FONDE DE POUVOIR.

*NOTE 2 : Si le present formulaire de procuration n'est pas date dans l'espace prevu a cette fin, il est repute porter la date de sa mise a la poste par la direction de la societe.

FAIT le _______ jour de _________________________ 2000.

                (* voir la note 2)

SIGNATURE : ___________________________________________________

NOM EN LETTRES MOULEES : ______________________________________

(L'actionnaire qui est une societe doit apposer son sceau.)

(Veuillez dater et signer la presente procuration et la retourner sans delai dans l'enveloppe fournie a cette fin.)

*NOTE 1: YOU HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREOWNER) TO REPRESENT YOU AT THE ANNUAL MEETING OF SHAREOWNERS OTHER THAN THE MANAGEMENT NOMINEES. IF YOU DESIRE TO DESIGNATE AS PROXY A PERSON OTHER THAN SERGE GOUIN OR FRANK E. WEISE, THE MANAGEMENT NOMINEES, YOU SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE SPACE PROVIDED THE NAME OF THE PERSON YOU DESIRE AS PROXY.

*NOTE 2: If this form of proxy is not dated in the space provided, it is deemed to bear the date on which it was mailed by the management of the Company.

DATED this _______      day of   _________________________  , 2000.

                  (* see Note 2)

SIGNATURE : ___________________________________________________

PRINT NAME: ___________________________________________________

(Corporate shareowners should affix seal)

(Please date, sign and promptly return this proxy in the envelope provided.)

                          C O T T C O R P O R A T I O N

                                      PROXY

     THIS PROXY IS SOLICITED BY MANAGEMENT AND THE BOARD OF DIRECTORS AND SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND THE PROXY CIRCULAR.

The undersigned owner of Second Preferred Shares, Series 1 of COTT CORPORATION (the "Company") hereby appoints Serge Gouin, or failing him, Frank E. Weise, or

--------------------------------------------------------------------------------

                                 (* see Note 1)

as proxy for the undersigned to attend, act and vote on behalf of the undersigned at the ANNUAL MEETING OF SHAREOWNERS of the Company to be held on the 3rd day of May, 2000 and at every adjournment thereof in the same manner, to the same extent and with the same powers as if the undersigned were present at the said meeting or any adjournments thereof and without limiting the general authorization and powers hereby given, each of the persons named as proxy is specifically directed to vote as follows:

1.   VOTE FOR [ ] OR WITHHOLD [ ] from voting for the election of directors;

2. VOTE FOR [ ] OR WITHHOLD [ ] from voting for the appointment of auditors and the authorization of the directors to fix their remuneration;

3. in his/her discretion with respect to amendments or variations to matters identified above or upon such other matters as may properly come before the Meeting;


hereby revoking any proxy previously given.

                          C O R P O R A T I O N C O T T

                                   PROCURATION

     LA PRESENTE PROCURATION EST SOLLICITEE PAR LA DIRECTION ET LE CONSEIL D'ADMINISTRATION ET DOIT ETRE LUE A LA LUMIERE DE L'AVIS DE L'ASSEMBLEE ET DE LA CIRCULAIRE DE SOLLICITATION DE PROCURATIONS CI-JOINTS.

Le soussigne, porteur d'actions privilegiees de second rang, serie 1 de CORPORATION COTT (la << societe >>), constitue par les presentes Serge Gouin, ou a defaut, Frank E. Weise ou

--------------------------------------------------------------------------------

                               (* voir la Note 1)

a titre de fonde de pouvoir du soussigne afin d'assister, d'agir et de voter en son nom a l'ASSEMBLEE ANNUELLE DES ACTIONNAIRES de la societe devant etre tenue le 3 mai 2000 et a toute assemblee de reprise, de la meme maniere, dans la meme mesure et avec les memes pouvoirs que si le soussigne etait lui-meme present a ladite assemblee ou a toute assemblee de reprise; toutefois, sans nullement limiter la portee generale du mandat et des pouvoirs conferes par les presentes, le soussigne donne expressement a chacune des personnes nommees a titre de fondes de pouvoir instructions d'exercer ses droits de vote de la facon indiquee ci-dessous :

1. VOTER POUR [ ] OU S'ABSTENIR DE VOTER [ ] a l'egard de l'election des administrateurs;

2. VOTER POUR [ ] OU S'ABSTENIR DE VOTER [ ] a l'egard de la nomination des verificateurs et de l'autorisation des administrateurs a fixer leur remuneration;

3. a sa discretion a l'egard des modifications aux questions indiquees ci-dessus ou a l'egard de toute autre question qui pourrait etre regulierement soumise aux deliberations de l'assemblee;


et revoque par les presentes toute procuration donnee anterieurement.

*NOTE 1 : VOUS AVEZ LE DROIT DE NOMMER, POUR VOUS REPRESENTER A L'ASSEMBLEE ANNUELLE DES ACTIONNAIRES, UNE AUTRE PERSONNE (QUI N'EST PAS TENUE D'ETRE ELLE-MEME UN ACTIONNAIRE) QUE LES PERSONNES DESIGNEES PAR LA DIRECTION. SI VOUS DESIREZ CONSTITUER A TITRE DE FONDE DE POUVOIR UNE AUTRE PERSONNE QUE SERGE GOUIN OU FRANK E. WEISE, LES PERSONNES DESIGNEES PAR LA DIRECTION, VOUS DEVEZ BIFFER LEURS NOMS ET INSCRIRE DANS L'ESPACE PREVU A CETTE FIN LE NOM DE LA PERSONNE QUE VOUS DESIREZ CONSTITUER COMME FONDE DE POUVOIR.

*NOTE 2 : Si le present formulaire de procuration n'est pas date dans l'espace prevu a cette fin, il est repute porter la date de sa mise a la poste par la direction de la societe.

FAIT le ________ jour de __________________ 2000.

                (* voir la note 2)

SIGNATURE : ____________________________________________

NOM EN LETTRES MOULEES : _______________________________

(L'actionnaire qui est une societe doit apposer son sceau.)

(Veuillez dater et signer la presente procuration et la retourner sans delai dans l'enveloppe fournie a cette fin.)

*NOTE 1: YOU HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREOWNER) TO REPRESENT YOU AT THE ANNUAL MEETING OF SHAREOWNERS OTHER THAN THE MANAGEMENT NOMINEES. IF YOU DESIRE TO DESIGNATE AS PROXY A PERSON OTHER THAN SERGE GOUIN OR FRANK E. WEISE, THE MANAGEMENT NOMINEES, YOU SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE SPACE PROVIDED THE NAME OF THE PERSON YOU DESIRE AS PROXY.

*NOTE 2: If this form of proxy is not dated in the space provided, it is deemed to bear the date on which it was mailed by the management of the Corporation.

DATED this______________day of_________________ , 2000.

                  (* see Note 2)

SIGNATURE : _______________________________________________

PRINT NAME: _______________________________________________

(Corporate shareowners should affix seal)

(Please date, sign and promptly return this proxy in the envelope provided.)